UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 90549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

COMPOSECURE, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT
April 3, 2023
COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
Dear Stockholder:
You are cordially invited to the annual meeting of stockholders (the “Annual Meeting”) of CompoSecure, Inc. (the “Company”), which will be held virtually at 10:00 a.m. Eastern Time on May 18, 2023. We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. You will be able to attend the Annual Meeting and vote during the Annual Meeting via live webcast through the link www.virtualshareholdermeeting.com/cmpo2023.
In connection with the Annual Meeting, you will be asked to consider and vote on certain proposals that are more fully described in the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, we urge you to read the proxy statement and consider such information carefully before voting.
The Board of Directors unanimously recommends that our stockholders vote “FOR” all of the proposals presented in the proxy statement.
Your vote is very important. Even if you plan to attend the Annual Meeting, if you are a stockholder of record of Class A Common Stock or Class B Common Stock (collectively, “Common Stock”), please submit your proxy by Internet, mail or telephone as soon as possible to make sure that your shares are represented at the Annual Meeting, or you may submit your proxy at the Annual Meeting. If you hold your shares of Common Stock in “street name” through a bank, broker or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker or other nominee, which include instructions for voting by Internet or telephone.
On behalf of the Board of Directors, I thank you for your support of CompoSecure, Inc.
Yours sincerely,

Jonathan C. Wilk President, Chief Executive Officer and Director
This proxy statement is dated April 3, 2023. Holders of record of the Company’s Common Stock at the close of business on March 24, 2023 are entitled to receive notice of, and to vote at, the Annual Meeting.
Instructions on how to vote your shares are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which is expected to be mailed on or about April 3, 2023.

COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 18, 2023
To the Stockholders of CompoSecure, Inc. (“we,” “our” or the “Company”):
NOTICE IS HEREBY GIVEN that the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”) will be held virtually at 10:00 a.m. Eastern Time on May 18, 2023.
Virtual Annual Meeting
In order to facilitate stockholder attendance and participation, after careful consideration, the Company’s Board of Directors (the “Board”) has determined to hold a virtual annual meeting in order to enable stockholders to participate from any location and at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/cmpo2023. To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your “Important Notice Regarding the Availability of Proxy Materials,” proxy card or voting instruction form. The Annual Meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Annual Meeting.
Items of Business
At the Annual Meeting, you will be asked to consider and vote upon the following proposals:
1.
A proposal to elect two Class II directors to serve on the Company’s Board of Directors for a term expiring at the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death.

2.
A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.
A proposal to transact such other business as may properly come before the Annual Meeting or any adjournment, adjournments or postponement thereof.

The foregoing items of business are more fully described in the accompanying proxy statement, which you should read in its entirety and carefully consider prior to casting any votes in connection with such proposals. The Board has set the close of business on March 24, 2023 as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders as of the Record Date will be available for inspection by stockholders, for any purpose germane to the Annual Meeting, at the Company’s offices and at the offices of Continental Stock Transfer & Trust Company, the Company’s independent stock transfer agent, during normal business hours for a period of 10 days prior to the Annual Meeting. The list will also be made available electronically upon request for inspection by stockholders in attendance at the virtual Annual Meeting.
All stockholders are cordially invited to attend the Annual Meeting virtually. Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which is expected to be mailed on or about April 3, 2023. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the fiscal year ended December 31, 2022 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on our proxy card. If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2023.
OUR PROXY STATEMENT AND ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE AT WWW.PROXYVOTE.COM.
By Order of the Board of Directors
Steven J. Feder
Corporate Secretary
April 3, 2023
Somerset, New Jersey

i

PROXY STATEMENT
APRIL 3, 2023
COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2023
This proxy statement is being made available via Internet Access, beginning on or about April 3, 2023, to the owners of shares of Class A Common Stock and Class B Common Stock of CompoSecure, Inc. (the “Company,” “our,” or “we,”) as of March 24, 2023 in connection with the solicitation of proxies by our Board of Directors for our 2023 annual meeting of stockholders (the “Annual Meeting”). On or about April 3, 2023, we expect to send an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. You will not automatically be entitled to receive by mail our proxy statement and annual report to stockholders for the fiscal year ended December 31, 2022. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail to you paper copies of such materials free of charge.

QUESTIONS AND ANSWERS
The following section addresses certain questions about this proxy statement and the proposals described herein, which are to be presented at the Annual Meeting.
The Annual Meeting will be held virtually at 10:00 a.m. Eastern Time on May 18, 2023. You will be able to attend and vote at the Annual Meeting via live webcast through the link www.virtualshareholdermeeting.com/cmpo2023.
The following questions and answers may not include all of the information that is important to you as a stockholder of the Company. We urge our stockholders to read this entire proxy statement and our annual report and to carefully consider all of such information before casting any votes with respect to the proposals presented herein.
Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?
In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.
Why is the Annual Meeting a virtual, online meeting?
We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Detailed instructions on how to participate at the Annual Meeting may be found online at www.virtualshareholdermeeting.com/cmpo2023.
What is the purpose of this document?
We are soliciting stockholder votes with respect to the following proposals:
1.
A proposal to elect two Class II directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Director Election Proposal”);

2.
A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

3.
A proposal to transact such other business as may properly come before the Annual Meeting or any adjournment, adjournments or postponement thereof.

For more information about these proposals, please see the sections entitled “The Director Election Proposal” and “The Auditor Ratification Proposal.”
Which classes of the Company’s common stock are entitled to vote at the Annual Meeting?
Under the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”), the holders of the Company’s Class A Common Stock and Class B Common Stock (collectively, “Common Stock”) at all times vote together as one class on all matters submitted to a vote of the stockholders. These holders of Common Stock possess all voting power with respect to the Company. Only stockholders of record and beneficial owners of the Company’s Common Stock at the close of business on March 24, 2023 (the “Record Date”) are entitled to receive notice of, vote at and attend the Annual Meeting. At the close of business on the Record Date, there were 18,367,859 shares of our Class A Common Stock issued and outstanding and entitled to vote at the Annual Meeting, held by 4 holders of record, and there were 59,958,422 shares of our Class B Common Stock issued and outstanding and entitled to vote at the Annual

Meeting, held by 9 holders of record. Each outstanding share of the Company’s Common Stock as of the Record Date entitles its holder to cast one vote on each matter to be voted upon. Based on available information, we believe there are over 1,500 beneficial owners of our Class A Common Stock.
What is the difference between holding shares of Common Stock as a stockholder of record and as a beneficial owner?
Certain of our stockholders hold or may in the future hold their shares of Common Stock beneficially through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares owned beneficially and those held of record.
Beneficial Owner:   If your shares of Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your bank, broker or other nominee, as the case may be. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote. The voting instruction card from your bank, broker or other nominee contains voting instructions for you to use in directing the bank, broker or other nominee how to vote your shares, which include instructions for voting by Internet or telephone.
Because a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.
Stockholder of Record:   If your shares of Common Stock are registered directly in your name with us or our stock transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting by following the instructions located at www.virtualshareholdermeeting.com/cmpo2023. You can authorize your proxy or, if you have requested that the proxy materials be sent to you by mail, timely return the proxy card enclosed.
What do I need to do to attend the Annual Meeting?
Stockholders of record as of the Record Date can attend the Annual Meeting online by logging onto our virtual forum at www.virtualshareholdermeeting.com/cmpo2023 and following the instructions provided on your proxy card, vote instruction card or “Important Notice Regarding the Availability of Proxy Materials.” To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, voter instruction card or “Important Notice Regarding the Availability of Proxy Materials.” If you do not have this control number at the time of the Annual Meeting, you will still be able to attend virtually, but you will not be able to vote.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Attendees should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the virtual Annual Meeting. Attendees should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the virtual Annual Meeting.
Where can I obtain technical assistance if I encounter technical difficulties accessing virtual meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Annual Meeting.
What constitutes a quorum?
The presence of a quorum is required for business to be conducted at the Annual Meeting. In accordance with Delaware law and our Second Amended and Restated Bylaws (“Bylaws”), the presence at the Annual Meeting, through virtual attendance or by proxy, of the holders of shares of outstanding capital stock of the

Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. As of the Record Date, 18,367,859 shares of our Class A Common Stock and 59,958,422 shares of our Class B Common Stock were outstanding and entitled to vote. If you submit a properly executed proxy card, regardless of whether you abstain from voting, your shares represented by such proxy card will be considered in determining the presence of a quorum.
How do I vote?
You may vote at the Annual Meeting by following the instructions posted at www.proxyvote.com or by mail, Internet, or telephone. If you hold your shares of Common Stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.
Voting by Mail:   If you are a holder of record of Common Stock and choose to vote by mail, simply complete, sign and date your proxy card and mail it in the accompanying pre-addressed envelope to Broadridge Financial Solutions, Inc. (“Broadridge”). If you hold Common Stock beneficially in “street name” and choose to vote by mail, you must complete, sign and date the voting instruction card provided by your bank, broker, or other nominee and mail it in the accompanying pre-addressed envelope within the specified time period.
Voting by Internet:   If you are a holder of record of Common Stock and choose to vote by Internet, go to www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form to transmit your voting instructions. You must have your proxy card in hand when you access the website and you must transmit your voting instructions by 11:59 p.m. Eastern Time on May 17, 2023, the day before the Annual Meeting.
Voting by Telephone:   If you are a holder of record of Common Stock and choose to vote by telephone, simply use any touch-tone telephone to transmit your voting instructions by calling the following number: 1-800-690-6903 and following the instructions. You must have your proxy card in hand when you call and you must transmit your voting instructions by 11:59 p.m. Eastern Time on May 17, 2023, the day before the Annual Meeting.
Voting at the Annual Meeting:   If you attend the virtual Annual Meeting, you will be able to vote online at www.virtualshareholdermeeting.com/cmpo2023.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance as described above, so that your vote will be counted if you later decide not to attend the Annual Meeting. Any vote properly cast at the Annual Meeting will supersede any previously submitted proxy or voting instructions. For additional information, please see “Can I change my vote or revoke my proxy after I return my proxy card?” below.
What is the deadline to provide my proxy?
If you give instructions as to your proxy appointment to the Annual Meeting by telephone or through the Internet, such instructions must be received by 11:59 p.m. Eastern Time on May 17, 2023, the day before the Annual Meeting. If you mail your executed proxy card for the Annual Meeting, such proxy card must be received by May 17, 2023, the day before the Annual Meeting. If you give instructions as to your proxy appointment to the Annual Meeting in person, such instructions must be received on May 18, 2023 at the Annual Meeting before the voting commences.
How does the Board of Directors recommend I vote on the proposals?
The recommendations of the Board are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:
•
“FOR” the election of each of the director nominees named in the Director Election Proposal; and

•
“FOR” the Auditor Ratification Proposal.

How will my shares of Common Stock be voted if I do not indicate a vote on my proxy card?
Your shares will be voted as you indicate on the proxy card or voting instruction form, as applicable. If you return your signed proxy card but do not mark the boxes indicating how you wish to vote, your shares will be voted as recommended by the Board on those items. See the question above entitled “How does the Board of Directors recommend I vote on the proposals?” Your shares will be voted in accordance with the discretion of the proxyholders as to any other matter that is properly presented at the Annual Meeting.
Will my shares be voted if I do not provide my proxy?
For stockholders of record: If you are the stockholder of record and you do not vote by proxy card or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.
For holders in street name: If your shares are held in street name, your shares may be voted even if you do not provide the brokerage firm with voting instructions. Subject to applicable Nasdaq Stock Market LLC (“Nasdaq”), New York Stock Exchange and SEC rules, brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on “routine” proposals (such as the Auditor Ratification Proposal) when they have not received voting instructions.
When a proposal is not a routine matter and you have not provided voting instructions to the brokerage firm with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. The missing votes for these non-routine matters are called “broker non-votes.” Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present or represented by proxy and entitled to vote with respect to the proposals presented in this proxy statement. The Director Election Proposal is a non-routine matter and the Auditor Ratification Proposal is a routine matter. Accordingly, a broker non-vote will not affect the outcome of voting on the Director Election Proposal and broker non-votes are not applicable to the Auditor Ratification Proposal.
Can I change my vote or revoke my proxy after I authorize or return my proxy card?
Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Annual Meeting. If you are a stockholder of record as of the Record Date, regardless of the way in which you submitted your original proxy, you may change it by:
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Returning a later-dated signed proxy card or written notice of revocation, as applicable, to Broadridge at c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, Attention: Vote Processing;

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Submitting written notice of revocation over the Internet at www.proxyvote.com to Broadridge before 11:59 p.m. Eastern Time on May 17, 2023, the day before the Annual Meeting;

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Calling Broadridge at 1-800-690-6903 before 11:59 p.m. Eastern Time on May 17, 2023, the day before the Annual Meeting; or

•
Attending the Annual Meeting and properly voting using the instructions posted at www.virtualshareholdermeeting.com/cmpo2023.

If your shares of Common Stock are held through a bank, broker, or other nominee, you will need to contact that nominee if you wish to change your voting instructions. You may also vote virtually at the Annual Meeting if you obtain a “legal proxy” as described in the answer to the question above entitled “How do I vote? — Voting at the Annual Meeting.” Mere attendance at the Annual Meeting will not cause your previously granted proxy to be revoked.

What vote is required to approve each proposal?
Proposal	Vote Required	What Are My Voting Choices?	Broker Discretionary Voting Allowed?
Director Election Proposal	If a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon.	“FOR” or “WITHHOLD”	No
Auditor Ratification Proposal	If a quorum is present, the vote of a majority of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon.	“FOR”, “AGAINST” or “ABSTAIN”	Yes
Election of a director requires the affirmative vote of a plurality of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon, assuming the presence of a quorum at the Annual Meeting. This means that the two nominees with the greatest number of votes will be elected.
Approval of the Auditor Ratification Proposal requires the vote of a majority of the votes cast by the stockholders present or represented by proxy at the meeting and entitled to vote thereon, assuming the presence of a quorum at the Annual Meeting. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Notwithstanding the vote standards described herein, please be advised that the Auditor Ratification Proposal is advisory only and will not be binding on the Company or the Board and will not create or imply any change in the fiduciary duties of, nor impose any additional fiduciary duty on, the Company or the Board. However, the Board or Audit Committee, as the case may be, will take into account the outcome of the votes when considering what action, if any, should be taken in response to the advisory vote by stockholders.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders will have the discretion to vote your shares of Common Stock on any additional matters properly presented for a vote at the Annual Meeting or any adjournment, adjournments or postponement of the Annual Meeting.
Who will solicit proxies on behalf of the Board?
Our Board is asking you to give your proxy to Timothy Fitzsimmons, Chief Financial Officer and Steven J. Feder, General Counsel and Corporate Secretary. Giving your proxy to Messrs. Fitzsimmons and Feder means that you authorize Messrs. Fitzsimmons and Feder, either of them or their duly appointed substitutes, to vote your shares at the Annual Meeting in accordance with your instructions. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, then the shares will be voted in accordance with the Board’s recommendations.
Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors and certain executive officers or employees of the Company.

Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request that any brokers, trustees and other nominees who hold shares in their names furnish our proxy materials to the beneficial owners of the shares, and we must reimburse these brokers, trustees and other nominees for the expenses of doing so in accordance with statutory fee schedules.

THE DIRECTOR ELECTION PROPOSAL
The Company’s Charter divides the Board into three classes with staggered three-year terms. Seven directors are currently serving on the Board.
At the Annual Meeting, stockholders will be asked to elect two Class II directors to serve for a three-year term expiring at the annual meeting of stockholders in 2026. The Class II nominees, whose term of office will expire at the annual meeting in 2026 if reelected, are Michele Logan and Brian F. Hughes. If Ms. Logan and Mr. Hughes are reelected as Class II directors at the Annual Meeting pursuant to this proposal, then the Board will continue to consist of seven directors.
The Board has nominated Ms. Logan and Mr. Hughes upon the recommendation of our Nominating and Corporate Governance Committee. Proxies solicited by or on behalf of the Board will, unless otherwise directed, be voted to elect Ms. Logan and Mr. Hughes. Ms. Logan and Mr. Hughes have each indicated a willingness to continue to serve for the term to which they have been nominated, if elected. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominee and to vote for a substitute nominee in their discretion in such class, as they shall determine. Set forth below is certain information about each of Ms. Logan and Mr. Hughes, including their age, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards they serve or have served during the past five years. There are no family relationships among any of the individuals who serve as our directors or executive officers.
NOMINEES FOR CLASS II DIRECTOR TO SERVE A THREE-YEAR TERM EXPIRING AT THE 2026 ANNUAL MEETING
Name	Age	Principal Occupation and Business Experience
Michele Logan	56	Ms. Logan has served as a member of the Board since December 27, 2021. From 2017 to February 2021, Ms. Logan, one of the Company’s founders, served as the Executive Chairman of the Company from May 2017 to February 2021, as CEO from May 2012 to May 2017, and Vice President, General Manager from 2002 to 2012. Prior to founding the Company, she began her career as a computer programmer analyst at Prudential Insurance. Ms. Logan graduated from Boston University with a BA in Computer Science and minor in Business Administration. She also holds an MBA degree from Fairleigh Dickinson University in Industrial Management. Ms. Logan has the right to designate an appointee to the Board pursuant to appointment rights in the Company’s Stockholders’ Agreement, dated December 27, 2021 (the “Stockholders’ Agreement”), and designated herself to serve on the Board. The Company believes she brings unique insight and experience in the industry to the Board as a result of co-founding the Company and previously serving as the Company’s Chief Executive Officer and Executive Chairman and her extensive experience in the field of payment cards.
Brian F. Hughes	64	Mr. Hughes has served as a member of our Board since December 27, 2021. Mr. Hughes currently serves as a director and audit committee chair of Bentley Systems (Nasdaq: BSY), and has served as a senior advisor to Gopuff since February 2021. Mr. Hughes was previously an audit partner, the national private markets group leader, and venture capital co-leader at KPMG LLP where he worked from 2002 to 2019 and an audit partner at Arthur Andersen where he worked from 1981 to 2002. Mr. Hughes received a Master’s in Business Administration and a Bachelor of Science in Economics and Accounting from the Wharton School, University of Pennsylvania. Mr. Hughes was chosen to serve on the Board because of his financial expertise, extensive accounting, auditing and venture capital experience as well as his experience as a director and advisor of other companies.

Vote Required
At all meetings of stockholders at which a quorum is present, election of a director requires the affirmative vote of a plurality the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the two nominees with the greatest number of votes will be elected.
Board Recommendation
After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the election of each of the nominees for director named above and unanimously recommends that you vote “FOR” the election of each of the nominees for director named above.
CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2025 ANNUAL MEETING
Name	Age	Principal Occupation and Business Experience
Jonathan C. Wilk	54	Mr. Wilk has served as a member of the Board since December 27, 2021. Mr. Wilk has led the Company for over six years, serving as the Company’s Chief Executive Officer since May 2017, having joined in March 2016 as President and Chief Revenue Officer. He brings more than 25 years of banking, consulting, and private equity operating experience. Prior to joining the Company, from January 2014 to October 2015, he served as the President of PayChoice, a leading SaaS- based payroll company. Prior to PayChoice, from 2011 to 2013, Mr. Wilk was with JPMorgan Chase, where he joined as the Head of Product and Chief Marketing Officer for the Consumer Bank. He was responsible for checking, savings, debit, and prepaid products as well as brand and advertising and sponsorships for consumer banking. Prior to that, Mr. Wilk held several senior positions at Bank of America Merrill Lynch between 2003 and 2011, including the Global Head of Product for Treasury Services and the Head of Consumer and Small Business Deposits. Prior to his banking experience, Mr. Wilk was a management consultant with firms including Booz, Allen and Hamilton and Mercer Management Consulting. Mr. Wilk holds an MBA from the Kellogg Graduate School of Management at Northwestern University with majors in Strategy, Marketing, and Finance and a BS in Business Management from Pennsylvania State University. Mr. Wilk was chosen to serve on the Board because of his 25 years of banking, consulting, and private equity operating experience, and as the Company’s President and Chief Executive Officer, he is able to provide the Board with critical insight into the day-to-day operations of the Company.
Jane J. Thompson	71	Ms. Thompson has served as a member of the Board since December 27, 2021. Ms. Thompson is the founder and Chief Executive Officer of Jane J. Thompson Financial Services LLC, a management consulting firm she founded in 2011. From May 2002 to June 2011, Ms. Thompson served as President of Walmart Financial Services, a division of Walmart Stores, Inc. that provides money services, products and solutions to Walmart customers. Previously, she led the Sears Credit, Sears Home Services, and Sears Online groups within Sears, Roebuck & Company, and was a partner with McKinsey & Company, Inc. advising consumer companies. Since 2012, Ms. Thompson has served on numerous public and private boards in fintech, financial services and payments. She currently serves as a director for Navient Corporation (Nasdaq: NAVI) and Katapult Holdings, Inc. (Nasdaq: KPLT). Ms. Thompson received a Master’s in Business Administration from Harvard Business School and a Bachelor’s in Business Administration in Marketing from the University of

Name	Age	Principal Occupation and Business Experience
Cincinnati. Ms. Thompson was chosen to serve on the Board because of her extensive experience in the fields of fintech, financial services and payments, and management consulting, as well as her experience as a member of various boards of directors.
CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING
Name	Age	Principal Occupation and Business Experience
Mitchell Hollin	60	Mr. Hollin has served as a member of the Board since December 27, 2021. Since 2000, Mr. Hollin has served as a partner at LLR Partners, a middle market private equity firm committed to creating long-term value by growing its portfolio companies. Prior to joining LLR, Mitchell co-founded and served as Managing Director of Advanta Partners, a private equity firm focused on the financial services industry. His experience with private equity began while an Associate with Patricof and Co. Ventures, now Apax Partners. In addition to active board roles in connection with certain current LLR investments, Mr. Hollin also served on the Board of Heartland Payment Systems (NYSE: HPY) beginning in 2001 and later became Lead Director. Following the sale of Heartland to Global Payments (NYSE: GPN) in 2015, Mitchell served on the Board of Global Payments until its merger with TSYS (NYSE: TSS) in 2019, which formed one of the leading worldwide providers of payment technology services and software. Mr. Hollin holds a BS from the University of Pennsylvania and an MBA from the Wharton School of the University of Pennsylvania. Mr. Hollin was chosen to serve on the Board by LLR Equity Partners IV, L.P. pursuant to appointment rights in the Company’s Stockholders’ Agreement, and because the Company believes he has valuable experience in private equity and the financial services industry, as well as his experience as a member of various boards of directors.
Paul Galant	55	Mr. Galant has served as a member of the Board since September 21, 2022. Mr. Galant currently serves as an Operating Partner of Churchill Capital, and has served as a member of Vivint’s board of directors since October 2015. Prior to that, Mr. Galant served as Chief Executive Officer of Brightstar Corp., a leading mobile services company for managing devices and accessories and subsidiary of SoftBank Group Corp., and he has served as an Operating Partner of SoftBank. Prior to joining Brightstar, Mr. Galant was the Chief Executive Officer of VeriFone Systems, Inc., and was a member of VeriFone’s board of directors, since October 2013. Prior to joining VeriFone, Mr. Galant served as the CEO of Citigroup Inc.’s Enterprise Payments business since 2010. In this role, Mr. Galant oversaw the design, marketing and implementation of global B2C and C2B digital payments solutions. From 2009 to 2010, Mr. Galant served as CEO of Citi Cards, heading Citigroup’s North American and International Credit Card and Merchant Acquiring businesses. From 2007 to 2009, Mr. Galant served as CEO of Citi Transaction Services, a division of Citi’s Institutional Clients Group. From 2002 to 2007, Mr. Galant was the Global Head of the Cash Management business, one of the largest processors of payments globally. Mr. Galant joined Citigroup, a multinational financial services corporation, in 2000. Prior to joining Citigroup, Mr. Galant held positions at Donaldson, Lufkin & Jenrette, Smith Barney, and Credit Suisse. Mr. Galant holds a B.S. in Economics from Cornell University where he graduated a Phillip Merrill Scholar.

Name	Age	Principal Occupation and Business Experience
Niloofar Razi Howe	54	Ms. Howe has served as a member of the Board since December 27, 2021. Since 2019, Ms. Howe has served as a senior operating partner at Energy Impact Partners, a venture capital fund. Ms. Howe previously served as chief strategy officer and senior vice president of strategy and operations at RSA, a global cybersecurity company, from 2015 to 2018. She also previously served as the chief strategy officer of Endgame (acquired by Elastic in 2019) from 2013 to 2015, an enterprise software security company, and spent twelve years leading deal teams in private equity and venture capital. Ms. Howe currently serves as a director of Tenable Holdings, Inc., Morgan Stanley Private Bank, NA and Morgan Stanley Bank, NA, Pondurance, Recorded Future, Swimlane, and Tamr. Ms. Howe received a Bachelor degree from Columbia College and holds a juris doctor degree from Harvard Law School. Ms. Howe was chosen to serve on the Board because of her valuable experience as a technology and cybersecurity executive, as well as her experience in private equity and venture capital, as well as experience as a member of various boards of directors.

CORPORATE GOVERNANCE
Size of the Board
The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company’s Bylaws.
Director Independence
The listing standards of Nasdaq require that a majority of the Board be independent. The Board has determined that each of Mitchell Hollin, Niloofar Razi Howe, Brian F. Hughes, Paul Galant and Jane J. Thompson qualify as independent directors, as defined under Nasdaq listing rules.
Role of Our Board of Directors in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our Nominating and Corporate Governance Committee is responsible for periodically evaluating our company’s corporate governance policies and systems in light of the governance risks that we face and the adequacy of our company’s policies and procedures designed to address such risks. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on us.
Meetings of the Board and its Committees
The Board held a total of four (4) meetings during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, no incumbent director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he or she served as a director and the total number of meetings held by the committee on which he or she served during the period. Members of our Board are invited and encouraged to attend each annual meeting of stockholders.
Board Committees
Our Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. These committees, their principal functions and their respective memberships are described below.
Audit Committee
Our Audit Committee consists of Mr. Hughes, Mr. Galant and Ms. Howe, with Mr. Hughes serving as the chair of the Audit Committee. Mr. Galant joined our Audit Committee in January 2023, replacing Ms. Thompson who had served on our Audit Committee since December 2021. Our Board has determined that each Audit Committee member meets the definition of an independent director as defined by the applicable Nasdaq listing standards and the additional independence criteria for members of audit committees specified in the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that Mr. Hughes qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.
The Audit Committee is responsible for, among other matters: (i) reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual reports on Form 10-K; (ii) discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements; (iii) discussing with management major risk assessment and risk management policies and any impacts of such risks or exposures on our financial statements; (iv) monitoring the independence of the independent auditor; (v) verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; (vi) reviewing and approving all related-party transactions; (vii) inquiring and discussing with management our compliance with applicable laws and regulations; (viii) pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed; (ix) appointing or replacing the independent auditor; (x) determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (xi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and (xii) investigating, in its discretion, any alleged breach or violation of our Code of Business Conduct and Ethics and any matters related to accounting, internal accounting controls, financial fraud and similar matters within the scope of the Audit Committee’s responsibilities.
The Audit Committee held five (5) meetings during the year ended December 31, 2022. A copy of the Audit Committee’s charter is posted on our website at www.composecure.com.
Compensation Committee
Our Compensation Committee consists of Ms. Thompson, Mr. Hollin and Mr. Hughes, with Ms. Thompson serving as the chair of the Compensation Committee. Each of Ms. Thompson, Mr. Hollin and Mr. Hughes qualify as independent directors according to the Nasdaq rules with respect to compensation committee membership. The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
The Compensation Committee is responsible for, among other matters: (i) reviewing key employee compensation goals, policies, plans and programs; (ii) reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; (iii) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (iv) administering our stock plans and other incentive compensation plans.
The Compensation Committee held four (4) meetings during the year ended December 31, 2022. A copy of the Compensation Committee’s charter is posted on our website at www.composecure.com.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Mr. Hollin, Ms. Howe and Ms. Thompson, with Mr. Hollin serving as chair of the Nominating and Corporate Governance Committee. Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent directors as defined by the applicable Nasdaq listing standards.
Our Nominating and Corporate Governance Committee is responsible for, among other matters: identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board; (ii) overseeing the organization of our Board to discharge the Board’s duties and responsibilities properly and efficiently; (iii) identifying best practices and recommending corporate governance principles; and (iv) developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.
The Nominating and Corporate Governance Committee held four (4) meetings during the year ended December 31, 2022. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.composecure.com.

Code of Ethics
We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 309 Pierce Street, Somerset, New Jersey, 08873, Attention: General Counsel or by telephone at (908) 518-0500.
All of our directors, officers and employees are expected to be familiar with the Code of Ethics and to adhere to those principles and procedures set forth in the Code of Ethics that apply to them. The Company has posted the Code of Ethics, and will post any amendments to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of the SEC, on the Company’s website at www.composecure.com.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should write to: The Board of Directors, do CompoSecure, Inc., 309 Pierce Street, Somerset, New Jersey 08873, Attention: Corporate Secretary.
Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. The Corporate Secretary may also forward certain correspondence elsewhere within our Company for review and possible response. In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, service or product complaints, service or product inquiries, new service or product suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock as of March 15, 2023 by:
•
each person known by the Company to be the beneficial owner of more than 5% of outstanding Class A Common Stock or Class B Common Stock;

•
each of the Company’s current named executive officers and directors; and

•
all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of March 15, 2023.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.
Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock(2)	% of Class A Common Stock(2)	Number of Shares of Class B Common Stock(2)	% of Class B Common Stock(2)	% of Total Voting Power(3)
Directors and current named executive officers:
Mitchell Hollin(4)	―	―	34,526,408	57.5	44.2
(Director)
Michele Logan(5)	―	―	21,564,279	35.9	27.6
(Director)
Paul Galant	―	―	―	―	―
(Director)
Niloofar Razi Howe	37,943	*	―	―	*
(Director)
Brian Hughes	29,524	*	―	―	*
(Director)
Jane J. Thompson	29,524	*	―	―	*
Director
Jonathan Wilk(6)	186,360	1.0	1,236,027	2.1	1.8
(President, Chief Executive Officer and Director)
Timothy Fitzsimmons(7)	708,606	3.8	―	―	*
(Chief Financial Officer)
Adam Lowe(7)	661,128	3.6	―	―	*
(Chief Product and Innovation Officer)
Gregoire Maes(7)	251,325	1.4	―	―	*
(Chief Operating Officer)
Amanda Gourbault(8)	140,005	*	―	―	*
(Chief Revenue Officer)
All directors and named executive officers as a group
(11 persons)	2,108,844	10.8	57,326,714	95.4	74.6

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock(2)	% of Class A Common Stock(2)	Number of Shares of Class B Common Stock(2)	% of Class B Common Stock(2)	% of Total Voting Power(3)
Five Percent Holders:
Entities affiliated with LLR Partners(4)	―	―	34,526,408	57.5	44.2
Entities affiliated with Michele Logan(5)	―	―	21,564,279	35.9	27.6
Roman DBDR Tech Sponsor LLC(9)	11,152,733	38.6	―	―	12.5
Highbridge Capital Management, LLC(10)	4,484,100	22.3	―	―	5.6
Bleichroeder Holdings LLC(11)	3,089,450	17.0	―	―	3.9
Tikvah Management LLC(12)	3,085,423	15.4	―	―	3.8
Whitebox Advisors LLC(13)	1,679,996	8.7	―	―	2.1
Steven J. McLaughlin(14)	1,500,000	8.3	―	―	1.9
Spurwink Management LLC(15)	1,200,799	6.2	―	―	1.5
Corsair Capital Partners, L.P.(16)	1,118,672	6.1	―	―	1.4

*
Less than 1%.

(1)
The business address of each of Mitchell Hollin, Michele Logan, Niloofar Razi Howe, Brian Hughes, Jane J. Thompson, Jonathan C. Wilk, Timothy Fitzsimmons, Adam Lowe, Gregoire Maes, Paul Galant and Amanda Gourbault is 309 Pierce Street, Somerset, New Jersey 08873.

(2)
The beneficial ownership of the Company as of March 15, 2023 is based on (A) 18,039,990 shares of Class A Common Stock outstanding as of such date and (B) 60,097,611 shares of Class B Common Stock outstanding as of such date.

(3)
Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, held beneficially as a single class. The holders of Class B Common Stock are entitled to one vote per share, and holders of Class A Common Stock are entitled to one vote per share.

(4)
Includes 33,071,603 shares of Class B Common Stock (which is unregistered), and a corresponding number of Class B Common Units issued by CompoSecure (the subsidiary of the Company, which is also unregistered) that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by LLR Equity Partners IV, L.P. and 1,454,805 shares of Class B Common Stock held by LLR Equity Partners Parallel IV, L.P. that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment. Mr. Hollin may be deemed the beneficial owner of the 34,526,408 shares of Class B Common Stock because he is a member of LLR Capital IV, LLC, the General Partner of LLR Capital IV, L.P., the General Partner of LLR Equity Partners IV, L.P. and LLR Equity Partners Parallel IV, L.P. and Mr. Hollin is LLR Equity Partners IV, L.P.’s and LLR Equity Partners Parallel IV, L.P.’s designee to the Company’s board of directors. Mr. Hollin disclaims beneficial ownership of the shares held by LLR Equity Partners IV, L.P. and LLR Equity Partners Parallel IV, L.P.

(5)
Consists of (i) 14,180,147 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by Ms. Logan; (ii) 849,502 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure that are exchangeable for Class A Common Stock on a share- for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by the Carol D. Herslow Credit Shelter Trust B (“Credit Shelter Trust”); and 6,534,630 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by Ephesians 3:16 Holdings LLC (“Ephesians Holdings”). Of the 6,534,630 shares of Class B Common Stock held by Ephesians Holdings, 3,267,315 shares may be deemed to be beneficially owned by The MDL Family Trust (“MDL Trust”) and 3,267,315 shares of may be deemed to be beneficially owned by

The DML Family Trust (“DML Trust”). The business address of the above entities is 309 Pierce Street, Somerset, New Jersey 08873. Ephesians Holdings is a manager-managed LLC, and Ms. Logan serves as the manager, with the ability to exercise voting and dispositive power with respect to the Class B Common Stock held by Ephesians Holdings. The MLD Trust and the DML Trust are the sole members of Ephesians Holdings, each owning half of the total membership interests therein, and Ms. Logan serves as the Investment Adviser of each of the MDL Trust and the DML Trust. Tiedemann Trust Company acts as Administrative Trustee of each of the MDL Trust and the DML Trust. As a result, Ms. Logan, Ephesians Holdings and the MDL Trust and the DML Trust (to the extent of their respective membership interests therein) possess shared voting and dispositive power over the shares of Class B Common Stock held by Ephesians Holdings. Ms. Logan is a Co-Trustee of the Credit Shelter Trust, and, as a result, may be deemed to share voting and dispositive power with respect to the Class B Common Stock held by the Credit Shelter Trust. Ms. Logan expressly disclaims beneficial ownership of the shares held by the entities in this footnote 5.
(6)
Includes 1,236,027 shares of Class B Common Stock, and a corresponding number of Class B Common Units issued by CompoSecure that are exchangeable for Class A Common Stock on a share-for-share basis, subject to adjustment, and a corresponding cancellation of the Class B Common Stock, held by CompoSecure Employee LLC. Mr. Wilk may be deemed the beneficial owner of the 1,236,027 shares of Class B Common Stock because he serves as the sole member of the CompoSecure Employee LLC. Mr. Wilk disclaims beneficial ownership of the shares held by the CompoSecure Employee LLC.

(7)
Includes the number of shares of Class A Common Stock that the named executive officer has the right to acquire within 60 days of March 15, 2023 through the exercise of stock options issued under the CompoSecure, L.L.C. Amended and Restated Equity Incentive Plan.

(8)
Includes 14,397 shares of Class A Common Stock owned by Ms. Gourbault’s husband, for which Ms. Gourbault disclaims beneficial ownership.

(9)
Includes 10,837,400 shares of Class A Common Stock that Roman DBDR Tech Sponsor LLC has the right to acquire within 60 days of March 15, 2023 through the exercise of warrants and 315,333 shares of Class A Common Stock owned by Roman DBDR Tech Sponsor LLC which are expected to be transferred to certain members of the stockholder. Dr. Donald G. Basile and Dixon Doll Jr. may be deemed the beneficial owners of the 10,837,400 shares of Class A Common Stock because each of Dr. Basile and Mr. Doll serves as the Managing Member of Roman DBDR Tech Sponsor LLC. The principal business address for these stockholders is 2877 Paradise Road, #27, Las Vegas, Nevada 89109. These individuals disclaim beneficial ownership of the shares held by Roman DBDR Tech Sponsor LLC.

(10)
Highbridge Capital Management, LLC, a Delaware limited liability company and the investment adviser to certain funds and accounts (the “Highbridge Funds”) beneficially own shares of Class A Common Stock directly and shares of Class A Common Stock issuable upon exchange of certain exchangeable notes directly held by the Highbridge Funds. The address for these stockholders is 277 Park Avenue, 23rd Floor, New York, New York 10172. This information is based solely on a Schedule 13G/A filed by such persons on February 10, 2023.

(11)
Bleichroeder LP (“Bleichroeder”), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of 3,089,450 shares of Class A Common Stock. The 3,089,450 shares include 2,989,450 shares of Class A Common Stock and 100,000 shares of Class A Common Stock issuable upon exercise of warrants. 21 April Fund Ltd., a Cayman Islands company for which Bleichroeder acts as investment adviser, holds 1,990,450 shares of these 3,089,450 shares. 21 April Fund, LP, a Delaware limited partnership for which Bleichroeder acts as investment adviser, holds 799,000 shares of these 3,089,450 shares. Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities. The principal business address for these stockholders is 1345 Avenue of the Americas, 47th Floor New York, NY 10105. This information is based solely on a Schedule 13G/A filed by such persons on February 14, 2023.

(12)
Includes an aggregate of 3,085,423 shares of Class A Common Stock beneficially owned by Tikvah Management LLC and David Cohen. Includes 2,697,388 shares of Class A Common Stock beneficially owned by The Ezrah Charitable Trust. The above beneficial ownership amounts include 2,045,337 shares of Class A Common Stock underlying exercisable warrants beneficially owned by these stockholders. The address for these stockholders is 5970 Fairview Road, Suite 705, Charlotte, North Carolina 28210. This information is based solely on a Schedule 13G/A filed by such persons on February 10, 2023.
(13)
Each of Whitebox Advisors LLC, a Delaware limited liability company (“WA”); and Whitebox General Partner LLC, a Delaware limited liability company (“WGP”) is deemed to be the beneficial owner of 1,679,996 shares of Common Stock, as a result of WA’s clients’ ownership of (i) $25,000,000 principal amount of the Issuer’s 7.00% Exchangeable Senior Notes due 2026 (“Notes”), which are convertible into shares of Common Stock based on the initial conversion rate of $86.9565 shares of Common Stock per $1,000 principal amount of Notes, but subject to the Blocker (as defined below), and (ii) 470,000 shares of Common Stock. The Notes are subject to a blocker which prevents the holder from converting the Notes to the extent that, upon such conversion, the holder would beneficially own in excess of 9.90% of the Common Stock outstanding as a result of the conversion (the “Blocker”). The principal business address for WA and WGP is 3033 Excelsior Boulevard, Suite 500, Minneapolis, MN 55416. This information is based solely on a Schedule 13G/A filed by such persons on February 14, 2023.

(14)
The address for this stockholder is 1521 Alton Road, #345, Miami Beach, FL 33139. This information is based solely on a Schedule 13G/A filed by such persons on December 9, 2022.

(15)
Includes 1,200,799 shares of Class A Common Stock that Spurwink Management LLC has the right to acquire within 60 days of March 15, 2023 through the exercise of warrants beneficially owned by Spurwink Management LLC, Kirkwood Partners LLC and Cyrus David Miller. The principal business address for these stockholders is 5970 Fairview Road, suite 705, Charlotte, NC 28210. This information is based on a Schedule 13G filed by such persons on April 27, 2022.

(16)
Reflects beneficial ownership of 1,118,672 shares of Common Stock, including 339,383 shares of Common Stock underlying currently exercisable warrants held collectively by Corsair Capital Partners, L.P. (“Corsair Capital”), Corsair Capital Partners 100, L.P. (“Corsair 100”), Corsair Select L.P. (“Corsair Select”), Corsair Select 100 L.P. (“Select 100”), Corsair Capital Investors, Ltd (“Corsair Investors”), Corsair Select Master Fund, Ltd. (“Select Master”), Corsair Capital Management, L.P. (“Corsair Management”), Jay R. Petschek (“Mr. Petschek”) and, Steven Major (“Mr. Major”). Corsair Capital individually owns 193,317 shares of Common Stock, including 59,783 shares of Common Stock underlying currently exercisable warrants. Corsair 100 individually owns 28,119 shares of Common Stock, including 8,800 shares of Common Stock underlying currently exercisable warrants. Corsair Select individually owns 685,967 shares of Common Stock, including 206,934 shares of Common Stock underlying currently exercisable warrants. Select 100 individually owns 104,515 shares of Common Stock, including 31,565 shares of Common Stock underlying currently exercisable warrants. Corsair Investors individually owns 12,482 shares of Common Stock, including 3,798 shares of Common Stock underlying currently exercisable warrants. Select Master individually owns 94,586 shares of Common Stock, including 28,503 shares of Common Stock underlying currently exercisable warrants. Corsair Management, as the investment manager of each of Corsair Capital, Corsair 100, Corsair Select, Select 100, Corsair Investors and Select Master is deemed to beneficially own 1,118,672 shares of Common Stock Mr. Petschek, as a controlling person of Corsair Management, is deemed to individually beneficially own 1,118,672 shares of Common Stock. Mr. Major, as a controlling person of Corsair Management, is deemed to individually beneficially own 1,118,672 shares of Common Stock. The principal business address for each of Corsair Capital, Corsair 100, Corsair Select, Select 100, Corsair Management, Mr. Petschek and Mr. Major is 366 Madison Ave, 12th floor, New York, NY 10017. The principal business address for each of Corsair Investors and Select Master is M&C Corporate Services Ltd, Box 309, George Town, Cayman Islands KY1-1104. This information is based solely on a Schedule 13G/A filed by such persons on February 14, 2023.

COMPOSECURE EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION
Director Compensation
The following table sets forth the compensation paid to non-employee directors for the year-ended December 31, 2022. The non-employee directors did not receive compensation for the year-ended December 31, 2021.
Director(4)	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Paul Galant(3)	13,858	263,835	277,693
Brian Hughes(2)	50,000	372,972	422,972
Niloofar Razi-Howe(2)	50,000	372,972	422,972
Jane Thompson(2)	50,000	372,972	422,972

Notes:
(1)
Pursuant to the Company’s Director Compensation Policy, certain non-employee directors are paid an annual cash retainer of $50,000, paid on a quarterly basis. Pursuant to the Company’s Director Compensation Policy, Ms. Razi-Howe has elected to receive vested restricted stock units in lieu of quarterly cash retainer payments.

(2)
Stock awards include (a) an initial equity award of restricted stock units granted on March 16, 2022 with a grant date fair value of $150,000 computed in accordance with FASB ASC Topic 718; (b) a pro-rated annual equity award of restricted stock units granted on March 16, 2022 with a grant date fair value of $72,972 computed in accordance with FASB ASC Topic 718 and (c) an annual equity award of restricted stock units granted on June 24, 2022 with a grant date fair value of $150,000.

(3)
Stock awards include (a) an initial equity award of restricted stock units with a grant date fair value of $150,000 computed in accordance with FASB ASC Topic 718 and (b) a pro-rated annual equity award of restricted stock units with a grant date fair value of $113,835 computed in accordance with FASB ASC Topic 718.

(4)
Pursuant to the Company’s Director Compensation Policy, Mr. Hollin, Ms. Logan and Dr. Basile (who previously served as a member of our Board of Directors until his resignation, effective on September 21, 2022) did not receive compensation for their services as non-employee directors during the year-ended December 31, 2022.

General Policy Regarding Compensation of Non-Employee Directors
In March 2022, our Board approved and instituted an annual compensation program for certain non-employee directors of our Board (the “Director Compensation Policy”).
Pursuant to the Director Compensation Policy, certain non-employee directors are paid an annual cash retainer of $50,000, paid on a quarterly basis. (Other non-employee directors who are prohibited by a contractual obligation or employment policy from receiving compensation for their service on the Board, or who have otherwise notified the Company that they have declined to receive compensation are not covered by the Director Compensation Policy. Non-employee directors who are covered by the Policy are referred to as “eligible non-employee directors”). In addition, effective January 1, 2023, the Chairman of the Audit Committee, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee who are eligible non-employee directors will each be paid an additional retainer of $20,000, $15,000 and $10,000, respectively. Non-Chair members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee who are eligible non-employee directors will each be paid an additional retainer of $10,000, $7,500 and $5,000, respectively. The Compensation Committee determined, effective as of January 1, 2023, that each of Mr. Hollins and Ms. Logan would be considered an eligible non-employee director for purposes of the Director Compensation Policy and would be eligible for cash retainers, an Initial Equity Award (as defined below), and an Annual Equity Award (as defined below) at the 2023 annual meeting.

The Director Compensation Policy provides that upon joining the Board, each eligible non-employee director will receive an initial equity award of restricted stock units (“RSUs”) with a value of $150,000, granted on the date such non-employee director begins service on the Board (the “Initial Equity Award”). The Initial Equity Awards will vest on the first anniversary of the date on which the award is granted. Additionally, the Director Compensation Policy provides that eligible non-employee directors will be granted, on an annual basis, RSUs with a value of $150,000 effective on the date of each annual meeting (or, in the case of an eligible non-employee director who joins the Board after the occurrence of the annual meeting for the year of their appointment to the Board, a pro-rata amount based on their appointment date) (the “Annual Equity Award”). The Annual Equity Awards will vest in full on the earlier of (i) the first anniversary of the date of grant or (b) the next annual meeting.
Eligible non-employee directors who were Board members on December 27, 2021 received an Initial Equity Award that vested on January 1, 2023 and a pro-rated Annual Equity Award for the period from December 27, 2021 through the date of our 2022 annual meeting, which vested on such date. In accordance with the Director Compensation Policy, on March 16, 2022, the Company granted to each of Ms. Howe, Mr. Hughes and Ms. Thompson restricted stock units for 29,524 shares of Class A Common Stock, of which 9,751 vested on the date of the 2022 Annual Meeting and 19,773 vested on January 1, 2023.
An eligible non-employee director may elect to convert his or her annual cash retainer into RSUs, or to defer receipt of his or her Initial Equity Award and or Annual Equity Award, or his or her cash retainers, in accordance with the terms of the Company’s RSU Conversion and Deferral Program for Directors, which was approved by the Board in March 2022.
Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation — Summary Compensation Table below.
Executive Officers
Jonathan C. Wilk, 54 — President, Chief Executive Officer and Director
Mr. Jonathan C. Wilk has led the Company for over six years, serving as the Company’s Chief Executive Officer since May 2017, having joined in March 2016 as President and Chief Revenue Officer. He brings more than 25 years of banking, consulting, and private equity operating experience. Prior to joining the Company, from January 2014 to October 2015, he served as the President of Paychoice, a leading SaaS-based payroll company. Prior to PayChoice, from 2011 to 2013, Mr. Wilk was with JPMorgan Chase, where he joined as the Head of Product and Chief Marketing Officer for the Consumer Bank. He was responsible for checking, savings, debit, and prepaid products as well as brand and advertising and sponsorships for consumer banking. Prior to that, Mr. Wilk held several senior positions at Bank of America Merrill Lynch between 2003 and 2011, including the Global Head of Product for Treasury Services and the Head of Consumer and Small Business Deposits. Prior to his banking experience, Mr. Wilk was a management consultant with firms including Booz, Allen and Hamilton and Mercer Management Consulting. Mr. Wilk holds an MBA from the Kellogg Graduate School of Management at Northwestern University with majors in Strategy, Marketing, and Finance and a BS in Business Management from Pennsylvania State University.
Timothy Fitzsimmons, 60 — Chief Financial Officer
Mr. Timothy Fitzsimmons has served as the Company’s Chief Financial Officer since July 2014, bringing more than 30 years’ experience in accounting and finance. Prior to joining the Company, Mr. Fitzsimmons served from 2009 to July 2014 as President and founder of Your CFO & Controller LLC, a consulting firm. Prior to that, he was the Vice President Controller and Strategic Initiatives at Title Resource Group, a national title insurance agency and real estate closing coordination company. Prior to that, he was Chief Financial Officer of Vanguard Modular Building Leasing. Previously, he was Global Controller of GE Capital Modular Space Leasing, and Controller of North American operations for Gemplus Corporation, a plastic transaction card manufacturer. Mr. Fitzsimmons began his career with Coopers & Lybrand in New York City where he earned his CPA certificate in 1985. In 1989, he joined DataCard in Minneapolis, MN as part of the Corporate Finance team before becoming the Controller of Plastic Card Operations for DataCard North America in 1991. Four years later, Mr. Fitzsimmons joined GE Capital as Global Controller of their modular leasing business, earning his Six Sigma Blackbelt Certification and managing a global finance team. Mr. Fitzsimmons holds an MBA with a finance concentration from Drexel University and a BS in accounting from St. John’s University in New York.
Gregoire (Greg) Maes, 50 — Chief Operating Officer
Mr. Gregoire (Greg) Maes joined the Company as Chief Operating Officer in January 2020, contributing 25 years of experience with several global card manufacturers. Before joining the Company, from 2014 to January 2020, he served as Global Chief Operating Officer for ABCorp, a leading provider of products and services for the commercial, financial, government & not-for-profit and healthcare sectors. Prior to that, he served as Service Center Operations Director Asia Pacific at Oberthur Technologies from 2013 to 2014, and as COO for ABnote Australia Pty Ltd from 2007 to 2013. Mr. Maes has a Chemistry and Physics degree from the Graduate School of Chemistry and Physics of Bordeaux, France.
Amanda Gourbault, 57 — Chief Revenue Officer
Ms. Amanda Gourbault has served as Chief Revenue Officer of the Company since December 7, 2021. Ms. Gourbault has more than 25 years of experience in the payments and security industry, leading global sales, products and services teams for the financial sector. Prior to joining the Company, Ms. Gourbault was Executive Vice President of the Financial Institutions Business Unit at IDEMIA, a global leader in payment cards and identity/security credentials. At IDEMIA, where Ms. Gourbault worked for 13 years, Ms. Gourbault was responsible for a global division with more than 2,600 employees, comprised of sales, marketing and product development teams, as well as for more than 30 card personalization centers worldwide that delivered more than $900 million in revenue per year. Ms. Gourbault is also Chair of the Compass for Life foundation, helping disadvantaged children achieve their dreams. Ms. Gourbault holds a BA in modern languages from Durham University, England.
Adam Lowe, 38 — Chief Product & Innovation Officer
Dr. Adam Lowe has served as the Company’s Chief Product & Innovation Officer since April 2022 after serving as Chief Innovation Officer since January 2020, having joined the Company as a Senior Materials Development Engineer in January 2014 and serving in several roles of increasing responsibility on the Company’s research and development team from May 2015 to January 2016, leading to promotion to Vice President, R&D in June 2018, and then Chief Innovation Officer in January 2020. In addition, he served as Adjunct Fellow at Syracuse University’s Forensic and National Security Sciences Institute from 2012 to 2018. Prior to joining the Company, he served as Principal Research Scientist from 2011 to 2013 at SRC, a not-for-profit research and development company. Dr. Lowe earned an MBA from the Cornell Johnson Graduate School of Management, a PhD in microbiology from Cornell University, and a degree in biology from Salisbury University.
Key Employees
Stephen Luft, 70 — Vice President, Global Head of Sales
Mr. Stephen Luft has served as the Company’s Vice President, Global Head of Sales since February 2012. Before joining the Company, from 1997 to 2012 he served in various roles at OpSec Security, Inc., most recently as Director of Customer Solutions. Mr. Luft holds an MBA in International Business and Finance from Indiana University and a BS in International Economics from Georgetown University.
Lewis Rubovitz, 49 — Chief Strategy Officer
Mr. Lewis Rubovitz has served as the Company’s Chief Strategy Officer since March 2022 and previously, the Company’s Vice President, Head of Strategy & Business Development since November 2018, bringing over 15 years of industry experience. Prior to joining the Company, he was VP Finance — Global Commercial Payments, Product Development, Marketing, & International at American Express from 2013 to 2018, prior to which he held several other positions at American Express. Before that, he served as a senior financial analyst at Revlon from 1999 to 2003, and as a senior sales and marketing analyst at CR Bard from

1996 to 1999. Mr. Rubovitz holds an MBA from the Stern School of Business at New York University, majoring in Marketing and Finance along with a BBA in Marketing from Emory University’s Goizueta Business School.
Steven J. Feder, 59 — General Counsel and Corporate Secretary
Mr. Steven J. Feder joined the Company as its full-time General Counsel and Corporate Secretary in April 2022, bringing over 33 years of corporate and commercial legal experience to the Company. Mr. Feder has been serving in that same capacity for the Company on a part-time basis since August 2014 as a member of the alternate legal services firm, GenCounsel, LLC, which Mr. Feder co-founded in 2009 in Philadelphia, Pennsylvania. Prior to founding GenCounsel, Mr. Feder was Senior Vice President, General Counsel and Secretary of Safeguard Scientifics, Inc. in Wayne, Pennsylvania (NYSE: SFE) from 2004 to 2007, and was previously a partner with the law firm of Pepper Hamilton LLP (now Troutman Pepper LLP) in Berwyn, Pennsylvania from 2000 to 2004, and had previously been associated with other law firms. From 1990 to 1995, Mr. Feder was corporate counsel for MEDIQ Incorporated, formerly an AMEX-listed diversified healthcare company. Mr. Feder holds a JD degree from the Temple University School of Law and a BS in Education from Temple University’s College of Education, both in Philadelphia, Pennsylvania, and is licensed to practice law in Pennsylvania.
Stacey Gutman, 44 — Chief Transformation Officer
Ms. Stacey Gutman joined the Company as Chief Transformation Officer in February 2022, bringing over 20 years of corporate and start-up experience to the Company and a track record of effectively building, launching and managing new products, programs and partnerships. For the year prior to joining the Company full-time, Mrs. Gutman served the company as a consultant focused on launching Arculus. In her position as Chief Transformation Officer, Mrs. Gutman is responsible for leading large-scale cross-functional initiatives and the corporate communications function. Prior to CompoSecure, Mrs. Gutman led the external partnerships teams at two fast-growing, NY-based start-ups: Intersection, a smart cities technology company (from 2014 to 2018) and Catchafire, a tech-enabled social impact company (2019). Mrs. Gutman also spent 13 years in the small business division at American Express working across all facets of the customer lifecycle, building new sales and distribution channels, transforming digital assets into revenue-generating platforms and forging large-scale partnerships. Mrs. Gutman holds a BA in Economics from Amherst College in Amherst, MA.
Legal Proceedings Involving Directors or Executive Officers
None.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our named executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. SEC regulations require us to identify anyone who failed to file a required report or filed a late report during the most recent fiscal year. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that, during the fiscal year ended December 31, 2022, our named executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Ms. Niloofar Razi Howe, a member of our Board of Directors, filed a Form 4 on July 5, 2022 for a transaction that occurred on June 24, 2022 and a separate Form 4 on September 20, 2022 for a transaction that occurred on April 11, 2022.

Executive Compensation
Summary Compensation Table
The following table presents information regarding the compensation of the Company’s named executive officers for services rendered during the fiscal years ended December 31, 2022 and 2021:
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Jonathan Wilk President and Chief Executive Officer	2022	600,039	1,124,754	11,241,827	11,257	12,977,877
	2021	460,503	428,787	―	690,723	1,580,013
Amanda Gourbault(5)(6) Chief Revenue Officer	2022	506,619	937,295	4,734,000	166,976	6,344,890
	2021	41,666	―	―	750,000	791,666
Adam Lowe Chief Product and Innovation Officer	2022	425,023	478,020	4,734,000	8,489	5,645,532
	2021	265,225	129,573	―	602,845	997,643
Gregoire Maes Chief Operating Officer	2022	375,000	421,783	1,972,500	20,800	2,790,083
	2021	309,000	147,095	―	156,005	612,100
Timothy Fitzsimmons Chief Financial Officer	2022	375,000	421,783	1,972,500	13,032	2,782,315
	2021	320,342	147,786	―	352,499	820,627

Notes to Summary Compensation Table:
(1)
Reflects actual base salary amounts paid for 2022 and 2021.

(2)
Reflects annual cash bonuses for 2022 and for 2021 pursuant to the Company’s annual cash incentive program.

(3)
Stock awards for 2022 reflect (i) for each of the named executive officers, RSUs granted on March 16, 2022, which vest ratably over four years, with 25% of the award vesting on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, respectively, and (ii) with respect to Mr. Wilk, 449,380 performance-vesting RSUs granted on March 16, 2022, which will vest over the applicable performance period based on the achievement of performance targets set forth in the governing award agreement. The stock award amounts reflected in the table represent the aggregate grant date fair value of the stock awards computed in accordance with FASB ASC Topic 718. The fair value of time-vesting RSUs has been determined based on the closing price of the Company’s Class A common stock on the date of grant. The fair value of the performance-vesting RSUs has been determined based upon the probable outcome of such conditions determined as of the grant date under FASB ASC Topic 718.

(4)
Reflects the following components of All Other Compensation:

Detail of All Other Compensation
Named Executive Officer	Year	Distributions and Payments ($)(a)(b)(c)	Company Matching Contribution to 401(k) Plan ($)	Life Insurance Premium ($)	Car Allowance ($)	Cell Phone Allowance ($)	Relocation Expense ($)(d)	Total of All Other Compensation ($)
Jonathan Wilk	2022	―	10,675	581	―	―	―	11,257
	2021	679,999	10,150	574	―	―	―	690,723
Amanda Gourbault	2022	―	2,884	2,092	―	―	162,000	166,976
	2021	750,000	―	―	―	―	―	750,000
Adam Lowe	2022	―	7,396	493	―	600	―	8,489
	2021	594,859	6,893	493	―	600	―	602,845

Named Executive Officer	Year	Distributions and Payments ($)(a)(b)(c)	Company Matching Contribution to 401(k) Plan ($)	Life Insurance Premium ($)	Car Allowance ($)	Cell Phone Allowance ($)	Relocation Expense ($)(d)	Total of All Other Compensation ($)
Gregoire Maes	2022	―	10,626	575	9,000	600	20,800
	2021	135,753	10,150	502	9,000	600	―	156,005
Timothy Fitzsimmons	2022	―	10,675	1,758	―	600	―	13,032
	2021	339,999	10,150	1,750	―	600	―	352,499
Notes to Details of All Other Compensation:
(a)
Figures have been rounded to the nearest dollar.

(b)
Represents pro rata cash distributions to Mr. Wilk as a holder of outstanding Company units in the aggregate amount of approximately $679,999 during 2021.

(c)
Represents, for Messrs. Fitzsimmons, Lowe and Maes, discretionary special cash payments in the amounts of $339,999, $594,859, and $135,753, respectively, during 2021 immediately prior to the Business Combination to these named executive officers as holders of options to purchase the Company’s units in recognition of pro rata cash distributions made to the holders of the Company’s outstanding units. For Ms. Gourbault, reflects a cash bonus in 2021 for recognition of her loss of economic rewards due to her early departure from her previous position to join the Company.

(d)
Consists of expenses associated with Ms. Gourbault’s relocation to the United States.

(5)
Ms. Gourbault has served as Chief Revenue Officer of the Company since December 7, 2021.

(6)
Ms. Gourbault received a portion of her compensation in Euros. The compensation paid to Ms. Gourbault in Euros was converted into U.S. Dollars based on the exchange rate (1 Euro for each 1.1342 US Dollars) as of January 3, 2022, which was the first payment date for Ms. Gourbault during fiscal 2022.

On March 16, 2022, the Company granted to Mr. Wilk (i) time-vested restricted stock units (“RSUs”) for 1,123,451 shares of Class A Common Stock, which will vest ratably over four years, with 25% of the award vesting on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, respectively, subject to Mr. Wilk’s continued service as of the applicable vesting date and (ii) performance-vested RSUs for 449,380 shares of Class A Common Stock, which will vest over the applicable performance period based on the achievement of certain performance targets, as set forth in the governing award agreement, subject to Mr. Wilk’s continued service as of the applicable vesting date.
On March 16, 2022, the Company granted to Mr. Lowe RSUs for 600,000 shares of Class A Common Stock, which will vest ratably over four years, with 25% of the award vesting on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, respectively, subject to Mr. Lowe’s continued service as of the applicable vesting date.
On March 16, 2022, the Company granted to Ms. Gourbault (i) RSUs for 300,000 shares of Class A Common Stock, which will vest in two installments over the two-year period following the date of grant, with one-third vesting on January 1, 2023 and the remaining two-thirds vesting on January 1, 2024, subject to Ms. Gourbault’s continued service as of the applicable vesting date and (ii) RSUs for 300,000 shares of Class A Common Stock, which will vest ratably over four years, with 25% of the award vesting on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, respectively, subject to Ms. Gourbault’s continued service as of the applicable vesting date. The RSUs will be settled into Class A Common Stock upon vesting.
On March 16, 2022, the Company granted to each of Mr. Fitzsimmons and Mr. Maes RSUs for 250,000 shares of Class A Common Stock, which will vest ratably over four years, with 25% of the award vesting on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026, respectively, subject Mr. Fitzsimmons’ or Mr. Maes’, as applicable, continued service as of the applicable vesting date.

Outstanding Equity Awards at December 31, 2022
The following table sets forth information concerning unexercised options and equity incentive plan awards which have not yet vested for the named executive officers as of the end of our fiscal year ended December 31, 2022:
		Options	Options	Options	Options	Stock Awards	Stock Awards
Named Executive Officer	Grant Date	Number of Shares of Class A Common Stock Underlying Unexercised Options (#) Exercisable	Number of Shares of Class A Common Stock Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not yet vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Jonathan Wilk	3/16/2022	―	―	―	―	1,572,831	7,893,943
Amanda Gourbault	3/16/2022	―	―	―	―	600,000	2,946,000
Adam Lowe	5/15/2015	227,845	―	$0.01	5/15/2025	―	―
	10/9/2018	338,923	—	$4.31	10/9/2028	―	―
	3/16/2022	―	―	―	―	600,000	2,946,000
Gregoire Maes(1)	6/15/2020	204,056	76,083	$6.36	6/15/2030	―	―
	3/16/2022	―	―	―	―	250,000	1,227,500
Timothy Fitzsimmons	5/15/2015	665,566	―	$0.01	5/15/2025	―	―
	3/16/2022	―	―	―	―	250,000	1,227,500

Notes:
(1)
Subject to the terms and conditions of the Incentive Plan, 25% of Mr. Maes’ options became exercisable on the first anniversary of his employment commencement date of January 6, 2021, and the remaining options vested in increments of 2.08% beginning on the first anniversary of the grant date and on such date every month thereafter, through the fourth anniversary of the grant date.

(2)
Represents RSUs, which were granted on the dates and in the amounts shown in the table above. The value reported for time-vesting RSUs was determined by multiplying the number of unvested RSUs by the closing market price of $4.91 of the Company’s Class A Common Stock on December 30, 2022. For Mr. Wilk, the value reported also includes performance-vesting RSUs (as shown in the table above) which vest over the applicable performance period based on the achievement of performance targets as set forth in the governing award agreement, with a market value based upon the probable outcome of such conditions.

Agreements with Named Executive Officers
The Company entered into new employment agreements (each, an “Employment Agreement”; collectively, the “Employment Agreements”) through its wholly owned subsidiary CompoSecure, L.L.C. with its named executive officers (each, an “Executive”), effective as of, and contingent upon, the closing of the Business Combination (as defined below) (or, in the case of Amanda Gourbault, effective as of December 7, 2021). Each Employment Agreement generally contains the same terms and conditions for each Executive, with exceptions noted below.
Under the terms of the new Employment Agreement with Jonathan C. Wilk, the Company’s President and Chief Executive Officer (“Wilk Agreement”) Mr. Wilk’s base salary would increase prospectively to $600,000; Mr. Wilk’s annual target bonus opportunity will remain at 100% of his base salary (with a maximum payout of 200% of base salary), based on individual and/or company performance and determined by the Compensation Committee of the Board (“Compensation Committee”).
Under the terms of the new Employment Agreement with Tim Fitzsimmons, the Company’s Chief Financial Officer, Mr. Fitzsimmons’ base salary would increase prospectively to $375,000 and his annual target bonus opportunity will increase from 50% of his base salary to 60% of his base salary (with a maximum payout of 120% of base salary), based on individual and/or company performance and determined by the Compensation Committee.
Under the terms of the new Employment Agreement with Adam Lowe, the Company’s Chief Product & Innovation Officer, Dr. Lowe’s base salary would increase prospectively to $425,000 and his annual target bonus opportunity will increase from 50% of his base salary to 60% of his base salary (with a maximum payout of 120% of base salary), based on individual and/or company performance and determined by the Compensation Committee.
Under the terms of the Employment Agreement with Amanda Gourbault, the Company’s Chief Revenue Officer, she will receive a base salary of $500,000, with an annual target bonus opportunity of 100% of her base salary (with a maximum payout of 200% of base salary), based on individual and/or company performance and determined by the Compensation Committee. She will also receive a $750,000 cash bonus paid to Ms. Gourbault in recognition of her loss of economic rewards due to her early departure from her previous position to join CompoSecure, which she will be obligated to repay if she leaves employment (other than as a result of a termination without “Cause” or a resignation for “Good Reason,” as defined in the Employment Agreement) during her first year of employment.
Under the terms of the new Employment Agreement with Gregoire (Greg) Maes, the Company’s Chief Operating Officer, Mr. Maes’ base salary would increase prospectively to $375,000 and his annual target bonus opportunity will increase from 50% of his base salary to 60% of his base salary (with a maximum payout of 120% of base salary), based on individual and/or company performance and determined by the Compensation Committee.
As more specifically described and set forth in the respective Employment Agreements, each of Mr. Wilk, Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, and Mr. Maes received an initial restricted stock unit grant under the Equity Incentive Plan (each, a “Staking Grant”). Ms. Gourbault received a separate sign-on grant. Starting in the 2023 fiscal year, each Executive will be eligible to receive annual long-term incentive equity awards in the form of time-vested restricted stock units and performance stock units under the Company’s equity incentive plan.
The Employment Agreements contain certain rights of each of the Executives and the Company to terminate the Executives’ employment, including a termination by the Company for “Cause” and a resignation by the Executive for “Good Reason” (each, as defined in the Employment Agreements), and specifies certain compensation following termination of employment.
Upon a termination of Mr. Fitzsimmons, Ms. Gourbault’s, Dr. Lowe’s, or Mr. Maes’ employment by the Company without Cause or by the Executive with Good Reason, other than within two years of a Change in Control (as defined in the Employment Agreements), each such Executive will be eligible to receive an amount equal to one times the sum of (i) the Executive’s then-current annual base salary, plus (ii) target bonus for the year of termination, payable in installments over the one year period following the date of termination. Further, certain equity grants will vest pro-rata based on the date of termination (performance-vested equity, if any, will vest based on target performance), and Ms. Gourbault’s sign-on grant will fully vest. Additionally, the Company will make a lump-sum payment to the Executive equal to Executive’s applicable costs of COBRA coverage for 12 months (“COBRA Payment”).
If employment is terminated by the Company without Cause or Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, or Mr. Maes resigns with Good Reason within two years of a Change in Control, in addition to the COBRA Payment, the Company will pay the Executive an amount equal to: (i) one times the sum of (A) the Executive’s then-current annual base salary, plus (B) the Executive’s target annual bonus for the year of termination; plus (ii) a pro-rata portion of the Executive’s annual bonus for the year of termination based on actual performance for the applicable performance period. Further, all time-vested equity will become immediately vested and all performance-vested equity will vest based on actual performance as of the date of the applicable Change in Control.
With respect to Mr. Wilk, if he is terminated without Cause or he resigns with Good Reason, the Company will pay him an amount equal to: (i) two times the sum of (A) his then-current annual base salary, plus (B) his target annual bonus for the year of termination; plus (ii) a pro-rata portion of his annual bonus for the year of termination, based on actual performance for the applicable performance period (collectively, “Severance Payment”). If such termination occurs other than within two years of a Change in Control, the Severance Payment will be paid in installments over the one-year period following the date of termination; if termination occurs within two years of a Change in Control, the Severance Payment will be paid in lump sum. Whether or not a termination without Cause or a resignation with Good Reason occurs in connection with a Change in Control, the Company will make a lump-sum payment to Mr. Wilk equal to applicable cost of COBRA coverage for 24 months. Additionally, aside from Mr. Wilk’s Staking Grant, which is discussed below, all time-vested equity will vest pro-rata based on the date of termination and all performance-vested equity will vest pro-rata based on target performance, unless termination occurs within two years of a Change in Control, in which case time-vested equity will vest in full, and performance- vested equity will vest pro-rata based on actual performance as of the date of the Change in Control. Any portion of Mr. Wilk’s Staking Grant that vests based on time will vest in full and any portion of Mr. Wilk’s Staking Grant that vests based on performance will vest pro-rata based on the timing of his termination during specified performance periods for each performance vesting milestone and only upon the achievement of one or both such milestones by the end of their relevant performance periods.
With respect to Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, and Mr. Maes, if termination is due to Disability, each Executive’s Staking Grant will vest pro-rata based on the date of termination. If any of Mr. Fitzsimmons, Ms. Gourbault, Dr. Lowe, or Mr. Maes dies during their term of employment with the Company, all time-vested equity that was granted more than one year prior to the date of termination will vest pro-rata.
If Mr. Wilk terminates due to Disability, all time-vested equity (including time-vested Staking Grants) shall vest pro-rata and performance-vested equity, other than the Staking Grants, will vest based on target performance. Any portion of Mr. Wilk’s Staking Grant that vests based on performance will vest pro-rata based on the achievement of certain milestones as set forth in the Wilk Agreement. If Mr. Wilk dies during his term of employment, all time-vested equity that was granted more than one year prior to the date of termination will vest pro-rata and performance-vested equity, other than the Staking Grants, will vest based on target performance. Any portion of Mr. Wilk’s Staking Grant that vests based on performance will vest pro-rata based on the achievement of certain milestones as set forth in the Wilk Agreement.
Each of the Executives is subject to covenants not to compete with the Company or solicit its employees or customers during their employment and for a period of 24 months following their termination of employment for any reason.
Retirement Benefits
The Company has a 401(k) profit sharing plan for all full-time employees who have attained the age of 21 and completed 90 days of service. The Company matches 100% of the first 1% and then 50% of the next 5% of employee contributions.

THE AUDITOR RATIFICATION PROPOSAL
Our Audit Committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. In connection with this appointment, Grant Thornton LLP will examine and report to stockholders on the consolidated financial statements of the Company and its subsidiaries for 2023.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholders’ ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.
Change in Auditor
(a) Dismissal of independent registered public accounting firm.
On December 27, 2021, the Audit Committee of the Board dismissed Marcum LLP (“Marcum”), Roman DBDR Tech Acquisition Corp.’s (the former name of the Company and referred to in this section as “Roman DBDR”) independent registered public accounting firm prior to the merger completed in December 2021 (the “Business Combination”), as the Roman DBDR’s independent registered public accounting firm.
The report of Marcum on the financial statements of Roman DBDR as of December 31, 2020, and for the year ended for the period from August 21, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from August 21, 2020 (inception) to December 31, 2020 and subsequent interim period through December 27, 2021, there were no disagreements between Roman DBDR and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Roman DBDR’s financial statements for such period.
On May 25, 2021, Roman DBDR filed an Annual Report on Form 10-K/A (Amendment No. 1) to amend its Annual Report on Form 10-K for the period ended December 31, 2020, originally filed with the SEC on March 29, 2021, to restate its financial statements as of December 31, 2020 and for the period from August 21, 2020 (inception) through December 31, 2020 (the “First Restatement”). On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “Public Statement”), which discusses accounting for certain warrants as liabilities. Roman DBDR previously accounted for its warrants as equity instruments. Roman DBDR’s management evaluated its warrants against the Public Statement and determined that the warrants should be accounted for as liabilities. Accordingly, Roman DBDR’s financial statements as of December 31, 2020 were restated to correct the accounting and related disclosure for the warrants.
On November 22, 2021, Roman DBDR filed an Annual Report on Form 10-K/A (Amendment No. 2) to amend its Annual Report on Form 10-K for the period ended December 31, 2020, originally filed with the SEC on March 29, 2021, to restate its financial statements as of December 31, 2020 and for the period from August 21, 2020 (inception) through December 31, 2020 (the “Second Restatement” and together with the First Restatement, the “Restatements”). In connection with the preparation of Roman DBDR’s financial statements as of September 30, 2021, Roman DBDR’s management, in consultation with its advisors, identified an error made in certain of its previously issued financial statements, arising from the manner in which, as of the closing of Roman DBDR’s initial public offering, Roman DBDR valued its Class A common stock subject to possible redemption. Roman DBDR’s management has concluded that the redemption value of its shares of its Class A common stock subject to possible redemption should reflect the possible redemption of all shares of its Class A common stock. As a result, Roman DBDR’s management has noted a reclassification error related to temporary equity and permanent equity. This has resulted in a restatement of the initial carrying value of the shares of its Class A common stock subject to possible redemption, with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and shares of its Class A common stock. In connection with the Second Restatement, Roman DBDR’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the Restatement. As a result of that reassessment, Roman DBDR’s management determined that its disclosure controls and procedures for such periods were not effective due to a material weakness in internal control over financial reporting.
Other than the Restatements and the material weakness, during the period from August 21, 2020 (inception) to December 31, 2020 and subsequent interim period through December 27, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
The Company has provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated December 29, 2021, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on December 27, 2021.
(b) Disclosures regarding the new independent auditor.
On December 27, 2021, the Audit Committee of the Board approved the engagement of Grant Thornton as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2021. Grant Thornton served as independent registered public accounting firm of CompoSecure Holdings, L.L.C.’s (“Holdings”) prior to the Business Combination. During the period from August 21, 2020 (inception) to December 31, 2020 and subsequent interim period through December 27, 2021, the Company did not consult with Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Grant Thornton concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above). Grant Thornton has previously served as Holdings’ independent registered public accounting firm since 2015.
Vote Required
Assuming a quorum is present, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for 2023 is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for 2023 and recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for 2023.

Principal Accounting Fees and Services
The following table summarizes the aggregate fees billed for professional services rendered to us by Grant Thornton LLP, our independent registered public accounting firm, during the fiscal years ended December 31, 2022 and 2021. A description of these fees and services follows the table.
	2022	2021
Audit Fees(1)	$519,750	$414,760
Audit-Related Fees(2)	131,100	38,421
Tax Fees(3)	—	107,134
All Other Fees(4)	29,190	321,466
TOTAL	$680,040	$881,781

Notes:
(1)
Fees for audit services in 2022 consisted of fees paid to Grant Thornton for professional services rendered for the audit and reviews of the Company’s consolidated annual and interim financial statements. Fees for audit services in 2021 consisted of fees paid to Grant Thornton for professional services rendered for the audit of the Company’s financials subsequent to the business combination and reviews of the Holdings’ consolidated interim financial statements.

(2)
Audit-related fees consist of fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)
Tax fees consist of fees billed by Grant Thornton for services including, but not limited to, assistance with tax compliance and the preparation of tax returns, and related tax consultation services.

(4)
Reflects audit fees billed by Grant Thornton relating to a 401(k) retirement plan sponsored by the Company and, in 2021, other fees billed by Grant Thornton for non-audit activities relating to the Company preparing to become a public reporting entity.

Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee is exclusively authorized and directed to consider and, in its discretion, approve in advance all auditing services (including the fees and material terms thereof) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) proposed to be carried out for the Company by the independent auditors or by any other firm proposed to be engaged by the Company as its independent auditors. In connection with approval of any permissible tax services and services related to internal control over financial reporting, the Audit Committee shall discuss with the independent auditors the potential effects of such services on the independence of the auditors. The Audit Committee delegates pre-approval authority to the Chair of the Audit Committee. In addition, the Chair may delegate pre-approval authority to one or more of the other members of the Audit Committee. Any pre-approval decisions by the Chair or member(s) to whom such authority is delegated shall be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditors to management.
Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements to accounting principles generally accepted in the United States of America and on the effectiveness of our internal control over financial reporting.
The Audit Committee of the Board has:
•
Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2022 with management;

•
Discussed with Grant Thornton LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T; and

•
Received written disclosures and a letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee, and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight related to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Submitted by the members of the Audit Committee:
Brian F. Hughes (Chair)
Niloofar Razi Howe
Paul Galant

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Indemnification Agreements
The Company’s Charter contains provisions limiting the liability of directors and provides that the Company will indemnify the directors and executive officers to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the Bylaws also require us to advance expenses incurred by the directors and officers. In addition, the Company entered, and expects to continue to enter into, indemnification agreements with its directors, executive officers, and other employees as determined by the Company’s Board of Directors. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director, officer, employee, or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, to the fullest extent permitted by the laws of the state of Delaware.
Policies and Procedures for Related Party Transactions
The Company has adopted a written related person transaction policy that provides that its executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of Common Stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with the Company without the review and approval of the Company’s audit committee, or a the audit committee chair or chairman of the Company’s Board of Directors in the event it is inappropriate or infeasible for audit committee to review such transaction due to a conflict of interest or timing constraints.
The policy provides that any transaction which would be required to be publicly disclosed as a related party transaction by the rules of the SEC will be evaluated by the audit committee, and whether the related person’s interest in a transaction is material for purposes of the SEC’s rules will be considered in light of all relevant facts and circumstances available and deemed relevant to the audit committee (or the audit committee chair/chair of the Board, as appropriate) including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Amended and Restated Registration Rights Agreement
Pursuant to the Amended and Restated Registration Rights Agreement entered into by the Company, Roman DBDR Tech Sponsor LLC (“Roman Sponsor”) and certain of the Company’s equityholders at Closing, such equityholders and Roman Sponsor hold registration rights with respect to the securities held by them. Stockholders holding registrable securities will be entitled to make a written demand for registration under the Securities Act of all or part of their registrable securities. Subject to certain exceptions, such stockholders will also have certain “piggy-back” registration rights with respect to registration statements filed by the Company, as well additional rights to provide for registration of registrable securities on Form S-3 and any similar short-form registration statement that may be available at such time.
Stockholders Agreement
At the Closing, the Company, Roman Sponsor and certain holders of our Common Stock (Roman Sponsor and such holders, collectively, the “Voting Parties”) entered into a stockholders agreement (the “Stockholders Agreement”), which provides for certain voting agreements of the Voting Parties, and, among other things, sets forth certain requirements regarding the composition of our Board following the Closing. Under the Stockholders Agreement, the Voting Parties (1) agree to vote or cause to be voted all shares of Common Stock, whether at a regular or special meeting of our stockholders, in such a manner as may be necessary to elect and/or maintain the board of directors in accordance with the Stockholders Agreement; and (2) agree to the Lock-up Period (as defined below).
Pursuant to the Stockholders Agreement, the directors appointed to our Board concurrently with Closing consisted of (i) our Chief Executive Officer (i.e., Jonathan C. Wilk), (ii) one person designated by LLR Equity Partners IV, L.P., (iii) one person designated by Roman Sponsor or its affiliate, (iv) one person designated by Michele D. Logan; and (v) three independent directors, as mutually agreed upon by Michele D. Logan, LLR Equity Partners IV, L.P. and Roman Sponsor and designated by our nominating committee.
Roman Sponsor, LLR Equity Partners IV, L.P., and Michele D. Logan, and their respective affiliates, have the right to designate directors for election or re-election to our Board and agree on independent directors in accordance with the Stockholders Agreement so long as each owns 2.5% or more of the outstanding shares of Common Stock.
The Stockholders Agreement shall terminate (i) on the date on which no person initially designated to our Board continues to serve on our Board, and (ii) with respect to any Voting Party, at such time as such Voting Party ceases to own or otherwise hold the power to direct the vote of any Common Stock.
Tax Receivable Agreement
The Company is a party to the Tax Receivable Agreement, attached as an Exhibit to which this prospectus forms a part, with the TRA Parties (as defined therein). The Tax Receivable Agreement provides for the payment by CompoSecure, Inc. to certain Holdings holders of 90% of the benefits, if any, that CompoSecure, Inc. is deemed to realize (calculated using certain assumptions) as a result of (i) CompoSecure, Inc.’s allocable share of existing tax basis in the assets of CompoSecure and its subsidiaries acquired (A) in the Business Combination and (B) upon sales or exchanges of units of limited liability company membership interests in CompoSecure as defined in the Holdings’ Second Amended and Restated Limited Liability Company Agreement, dated as of December 27, 2021, as amended (“CompoSecure Units”) pursuant to the Exchange Agreement after the Business Combination, (ii) certain increases in tax basis that occur as a result of (A) the Business Combination and (B) sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, and (iii) certain other tax benefits, including tax benefits attributable to payments under the Tax Receivable Agreement. These tax attributes may increase (for tax purposes) CompoSecure, Inc.’s depreciation and amortization deductions and, therefore, may reduce the amount of tax that CompoSecure, Inc. would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of such tax attributes, and a court could sustain such a challenge. Such tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. Actual tax benefits realized by CompoSecure, Inc. may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligations under the Tax Receivable Agreement are an obligation of CompoSecure, Inc., but not of CompoSecure. CompoSecure, Inc. expects to benefit from the remaining 10% of realized cash tax benefits. For purposes of the Tax Receivable Agreement, the realized cash tax benefits will be computed by comparing the actual income tax liability of CompoSecure, Inc. to the amount of such taxes that CompoSecure, Inc. would have been required to pay had there been no existing tax basis and no tax basis adjustments, and had Roman DBDR/CompoSecure, Inc. not entered into the Tax Receivable Agreement. The actual and hypothetical tax liabilities determined in the Tax Receivable Agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted- average state and local income tax rate based on apportionment factors for the applicable period (along with the use of certain other assumptions). The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless (i) CompoSecure, Inc. exercises its right to terminate the Tax Receivable Agreement for an amount based on the agreed payments remaining to be made under the agreement (as described in more detail below), (ii) CompoSecure, Inc. breaches any of its material obligations under the Tax Receivable Agreement in which case all obligations (including any additional interest due relating to any deferred payments) generally will be accelerated and due as if CompoSecure, Inc. had exercised its right to terminate the Tax Receivable Agreement, or (iii) there is a change of control of CompoSecure, Inc., in which case the holders of CompoSecure Units in Holdings as of the time immediately before the Business Combination may elect to receive an amount based on the agreed payments remaining to be made under the Tax Receivable Agreement determined as described above in clause (i). Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The increase in CompoSecure, Inc.’s allocable share of existing tax basis and the tax basis adjustments, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:

•
the timing of exchanges-for instance, the increase in any tax basis will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of CompoSecure at the time of each exchange. In addition, the increase in CompoSecure, Inc.’s allocable share of existing tax basis acquired upon the future exchange of CompoSecure Units for shares of Class A Common Stock will vary depending on the amount of remaining existing tax basis at the time of such exchange;

•
the price of shares of our Class A Common Stock at the time of the exchange-the increase in any tax deductions, as well as the tax basis increase in other assets, of CompoSecure, is proportional to the price of shares of our Class A Common Stock at the time of the exchange;

•
the extent to which such exchanges are taxable-if an exchange is not taxable for any reason, increased deductions will not be available; and

•
the amount and timing of our income- CompoSecure, Inc. is obligated to pay 90% of the cash tax benefits under the Tax Receivable Agreement as and when realized. If CompoSecure, Inc. does not have hypothetical taxable income, CompoSecure, Inc. is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for a taxable year in which it does not have hypothetical taxable income because no cash tax benefits will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year may be utilized to generate benefits in other tax years. The utilization of such tax attributes will result in cash tax benefits that will result in payments under the Tax Receivable Agreement.

We expect that if there were an exchange of all of the outstanding CompoSecure Units (other than those held by CompoSecure, Inc.) immediately after the Business Combination, the estimated tax benefits to CompoSecure, Inc. subject to the Tax Receivable Agreement would be approximately $189.98 million, based on certain assumptions, including but not limited to a $10.00 per share trading price of Class A Common Stock, a 21% U.S. federal corporate income tax rate and estimated applicable state and local income tax rates, no material change in U.S. federal income tax law and that CompoSecure, Inc. will have sufficient taxable income to utilize such estimated tax benefits. The foregoing amount is merely an estimate and the actual tax benefits could differ materially. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax benefits that CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to CompoSecure, Inc. by CompoSecure are not sufficient to permit CompoSecure, Inc. to make payments under the Tax Receivable Agreement after it has paid taxes. Certain late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to one year LIBOR (or its successor rate) plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by the exchanging holders of CompoSecure Units.
In addition, the Tax Receivable Agreement provides that upon certain changes of control, CompoSecure, Inc.’s (or its successor’s) obligations with respect to exchanged or acquired CompoSecure Units (whether exchanged or acquired before or after such transaction or all relevant tax attributes allocable to CompoSecure, Inc. at the time of a change of control), would be accelerated and the amounts payable would be based on certain assumptions, including whether CompoSecure, Inc. would have sufficient taxable income to fully utilize the deductions arising from the tax attributes that are subject to Tax Receivable Agreement. With respect to previously exchanged or acquired CompoSecure Units or all relevant tax attributes allocable to CompoSecure, Inc. at the time of a change of control, we would be required to make a payment equal to the present value (at a discount rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR, or its successor rate, plus 100 basis points) of the anticipated future tax benefits determined using assumptions (ii) through (v) of the following paragraph.
Furthermore, CompoSecure, Inc. may elect to terminate the Tax Receivable Agreement early by making an immediate payment equal to the present value of the anticipated future cash tax benefits with respect to all CompoSecure Units. In determining such anticipated future cash tax benefits, the Tax Receivable Agreement includes several assumptions, including that (i) any CompoSecure Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A Common Stock at the time of termination, (ii) CompoSecure, Inc. will have sufficient taxable income in each future taxable year to fully realize all potential tax benefits, (iii) CompoSecure, Inc. will have sufficient taxable income to fully utilize any remaining net operating losses subject to the Tax Receivable Agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change in control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination, and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax benefits is discounted at a rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR, or its successor rate, plus 100 basis points. If the Tax Receivable Agreement were terminated immediately after the closing of the Business Combination and based on the same assumptions used to estimate the tax benefits to CompoSecure, Inc. subject to the Tax Receivable Agreement, the estimated early termination payments would be, in the aggregate, approximately $205.92 million (calculated using a discount rate equal to one-year LIBOR plus 100 basis points, applied against an undiscounted liability of approximately 229.83 million, representing an amount equal to 90% of the approximately $255.37 million of estimated tax benefits to CompoSecure, Inc. that are subject to the Tax Receivable Agreement). The foregoing amounts are merely estimates and the actual tax benefits and early termination payments could differ materially.
As a result of the change of control provisions and the early termination right, CompoSecure, Inc. could be required to make payments under the Tax Receivable Agreement that are greater than or less than the specified percentage of the actual cash tax benefits that CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement (although any such overpayment would be taken into account in calculating future payments, if any, under the Tax Receivable Agreement) or that are prior to the actual realization, if any, of such future tax benefits. Also, the obligations of CompoSecure, Inc. would be automatically accelerated and be immediately due and payable in the event that CompoSecure, Inc. breaches any of its material obligations under the agreement and in certain events of bankruptcy or liquidation. In these situations, our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.
Decisions made by the CompoSecure, Inc. in the course of running our business may influence the timing and amount of payments that are received by an existing holder under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange will increase an existing holder’s tax liability without giving rise to any rights of an existing holder to receive payments under the Tax Receivable Agreement. Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we will determine. CompoSecure, Inc. will not be reimbursed for any payments previously made under the Tax Receivable Agreement if the tax attributes subject to the Tax Receivable Agreement are successfully challenged by the IRS, although such amounts may reduce our future obligations, if any, under the Tax Receivable Agreement. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of CompoSecure, Inc.’s cash tax benefits.
Exchange Agreement
At the Closing of the Business Combination, the Company, Holdings and certain of our equity holders entered the Exchange Agreement. Pursuant to the Exchange Agreement, certain equity holders and such other holders of Class B Units of Holdings from time to time party thereto will be entitled to exchange Class B Units of Holdings, and surrender shares of Class B Common Stock of the Company for cancellation, in exchange for, at the option of the Company, a number of shares of Class A Common Stock of the Company or the cash equivalent of such shares.

STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Deadline for Submission of Stockholder Proposals and Recommendations for Director
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2024 annual meeting of stockholders must have been received by us at c/o CompoSecure, Inc., 309 Pierce Street Somerset, New Jersey 08873, Attention: Corporate Secretary no later than the close of business on December 5, 2023.
In order for a stockholder to nominate a person for election to the Board or bring other business before the 2024 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Corporate Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. Stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees under SEC Rule 14a-19 must comply with the applicable provisions of our Bylaws, as well as complying with the additional requirements of SEC Rule 14a-19, including SEC Rule 14a-19(b).
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is included with these proxy materials. A copy of our Annual Report on Form 10-K, including the financial statements included therein, is also available without charge on our website (www.composecure.com) or upon written request to us at c/o CompoSecure, Inc., 309 Pierce Street Somerset, New Jersey 08873, Attention: Corporate Secretary.
HOUSEHOLDING OF MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the proxy materials for all stockholders having that address. The proxy materials for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
Upon written or oral request, the Company will deliver a separate copy of proxy materials to any stockholder at a shared address to which a single set of proxy materials was delivered and who wishes to receive separate sets in the future. Stockholders receiving multiple sets of proxy materials may likewise request that the Company deliver a single set of proxy materials in the future. Stockholders may notify the Company of their requests by calling or writing the Company at its principal executive offices at (908) 5180500 or 309 Pierce Street Somerset, New Jersey 08873, Attention: Corporate Secretary.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.

EXPENSES AND SOLICITATION
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.
OTHER MATTERS
The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our Annual Report on Form 10-K is available in the “Investor Relations” section of our website at www.composecure.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: CompoSecure, Inc., 309 Pierce Street, Somerset, New Jersey, 08873, Attention: Corporate Secretary.
If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
You are asked to advise us if you intend to attend the Annual Meeting. For instructions on how to attend the virtual Annual Meeting, please refer to www.virtualshareholdermeeting.com/cmpo2023. You are urged to authorize your proxy via the Internet, or, if you have requested paper copies of our proxy materials, complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting.
By Order of the Board of Directors,
Steven J. Feder
Corporate Secretary
Dated: April 3, 2023

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that we file with the SEC, including this proxy statement, may be accessed from the SEC’s website on the Internet at www.sec.gov, free of charge. You may also obtain any reports, statements or other information that we file with the SEC by accessing our website at www.composecure.com or you may request such reports, statements or other information in writing or by telephone as follows:
COMPOSECURE, INC.
309 Pierce Street
Somerset, New Jersey 08873
Attention: General Counsel and Corporate Secretary
Telephone: (908) 518-0500
The information contained on our website or in any of our reports filed with the SEC shall not be deemed to be incorporated by reference into this proxy statement, except to the extent we specifically incorporate it by reference.
We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.

COMPOSECURE, INC.309 PIERCE STREETSOMERSET, NJ 08873VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on May 17, 2023. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CMPO2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET onMay 17, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V05031-P88213KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.COMPOSECURE, INC.The Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees:ForWithhold1a. Michele Logan1b. Brian HughesThe Board of Directors recommends you vote FOR the following proposal:For Against Abstain2. A proposal to ratify the appointment of Grant Thornton LLP as CompoSecure, Inc.'s independent registered public accounting firm for the year endingDecember 31, 2023.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Company's Annual Report and Proxy Statement are available at www.proxyvote.com.V05032-P88213COMPOSECURE, INC.Annual Meeting of StockholdersMay 18, 2023 10:00 AMThis proxy is solicited by the Board of DirectorsThe undersigned, revoking any prior proxies, hereby appoints Timothy Fitzsimmons and Steven J. Feder, and each of them, with full power of substitution, proxies to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/CMPO2023, onThursday, May 18, 2023 at 10:00 a.m., Eastern Time, and at any adjournments thereof, subject to any directions indicated on the reverse side of this card, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 3, 2023, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the election of the nominees listed in Proposal 1 to serve as directors on the Board of Directors andFOR Proposal 2 to ratify the appointment of Grant Thornton LLP as CompoSecure, Inc.’s independent registered public accounting firm for the year ending December 31, 2023, and at their discretion on any other matter that may properly come before the meeting or any adjournments thereof.Continued and to be signed on reverse side